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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):               October 15, 1996
                                                                ----------------


                         COMPREHENSIVE CARE CORPORATION
               (Exact name of registrant as specified in Charter)


           Delaware                     0-5751                   95-2594724
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


   1111 BAYSIDE DRIVE SUITE 100, CORONA DEL MAR, CALIFORNIA         92625
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             (Address of principal executive offices)             (zip code)


                                 (714) 222-2273
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              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS
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        On October 15, 1996, Dr. Ronald G. Hersch resigned as Vice President of
Strategic Planning and Business Development of the Company and announced his separation from the Company effective January 15, 1997, to pursue other business interests. Dr. Hersch previously resigned his position as President of the Company's Comprehensive Behavioral Care, Inc. subsidiary on September 9, 1996. Dr. Stuart Ghertner continues to act in the capacity of Interim President of Comprehensive Behavioral Care, Inc. and Interim Chief Operating Officer of the Company.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                COMPREHENSIVE CARE CORPORATION
                                                (Registrant)


                                By: /s/ Kerri Ruppert
                                   ---------------------------------------------
                                        Kerri Ruppert, Senior Vice President and
                                        Chief Financial Officer

Dated: October 23, 1996